Segmented Information	12 Months Ended
Jun. 30, 2020
Operating segments [Abstract]
Segmented Information
Segmented Information

Accounting Policy

Operating segments are components of the Company that engage in business activities which generate revenues and incur expenses (including intercompany revenues and expenses related to transactions conducted with other components of the Company). The operations of an operating segment are distinct and the operating results are regularly reviewed by the chief operating decision maker (“CODM”) for the purposes of resource allocation decisions and assessing its performance. Reportable segments are Operating segments whose revenues or profit/loss or total assets exceed ten percent or more of those of the combined entity.

Key measures used by the CODM to assess performance and make resource allocation decisions include revenues, gross profit and net (loss) income. The Company’s operating results are divided into two reportable segments plus corporate. The two reportable segments are (i) Cannabis; and (ii) Horizontally Integrated Businesses. The Company primarily operates in the Cannabis segment which includes support services such as patient counselling services and analytical testing services.

Operating Segments	Cannabis (3)	Horizontally Integrated Businesses (2)	Corporate (1)	Total
	$	$	$	$
Year ended June 30, 2020
Net revenue	277,817	1,089	—	278,906
Gross profit (loss)	(33,601)	62	—	(33,539)
Net loss before taxes and discontinued operations	(3,153,763)	3,988	(234,121)	(3,383,896)

Year ended June 30, 2019
Net revenue	243,023	2,513	—	245,536
Gross profit (loss)	145,535	(1,556)	(1,539)	142,440
Net loss before taxes and discontinued operations	(190,425)	(7,326)	(132,898)	(330,649)

(1)
Net (loss) income under the Corporate allocation includes fair value gains and losses from investments in marketable securities, derivatives and investment in associates. Corporate and administrative expenditures such as regulatory fees, share based compensation and financing expenditures relating to debt issuances are also included under Corporate.

(2)
During the year ended June 30, 2020, the Company sold B.C. Northern Lights Enterprises Ltd. (“BCNL”) and sold certain assets of Urban Cultivator Inc (“UCI”). The remaining UCI operations were wound down as of June 30, 2020. Both BCNL and UCI represent the indoor cultivator CGU which forms the horizontally integrated businesses segment.

(3)	During the year ended June 30, 2020, ALPS ceased being included in the Cannabis segment of the Company following reclassification into discontinued operations (Note 11(b)).

Geographical Segments	Canada (1)	European Union	Other	Total
	$	$	$	$
Non-current assets other than financial instruments and deferred tax assets
As at June 30, 2020	2,139,765	81,927	95,830	2,317,522
As at June 30, 2019	4,442,849	82,922	226,483	4,752,254

Year ended June 30, 2020
Net revenue	255,278	21,527	2,101	278,906
Gross profit (loss)	(37,153)	5,572	(1,958)	(33,539)

Year ended June 30, 2019
Net revenue	230,279	11,789	3,468	245,536
Gross profit	135,570	8,268	(1,398)	142,440

(1)	During the year ended June 30, 2020, ALPS ceased being included in the Canadian geographical segment of the Company following reclassification into discontinued operations (Note 11(b)).

Included in net revenue arising from the cannabis operating segment is $34.8 million from Customer A, $33.8 million from Customer B, $32.6 million from Customer C, and $26.9 million from Customer D. Customers A through D each contributed 10 per cent or more to the Company’s net revenue for the year ended June 30, 2020 (year ended June 30, 2019 - Customer B $31.9 million, Customer D $29.1 million and Customer A $26.7 million).